Exhibit 10.12

VIE协议终止确认函

VIE Termination Agreement

本VIE协议终止确认函（“确认函”）由以下各方于2021年12月10日签署：

This VIE termination agreement (this “agreement”) is made and entered into by and among the following parties on December 10, 2021:

1.	深圳拍明电子有限公司，统一社会信用代码：914403005956926667（“拍明电子”）；

Shenzhen Pai Ming Electronics Co., Ltd., the Unified Social Credit Code: 914403005956926667 (“Pai Ming Shenzhen”);

2.	芯领域（深圳）发展有限公司，统一社会信用代码：91440300MA5GD88W65（“芯领域”）；

Components Zone (ShenZhen) Development Limited, the Unified Social Credit Code: 91440300MA5GD88W65 (“ICZOOM WFOE”)

3.	刘俊，身份证号为：[*]（“刘俊”）；

Jun Liu, ID number: [*] (“Jun Liu”)

4.	黄开美，身份证号为：[*]（“黄开美”）。

Kaimei Huang, ID number: [*] (“Kaimei Huang”)

鉴于，各相关主体于2020年12月14日分别签署了以下相关协议（以下协议合称为“原VIE协议”）：

Whereas, each of related entities respectively executed the following agreements (collectively, “Original VIE agreement”) on December 14, 2020:

1.	拍明电子和芯领域共同签署一份独家业务合作协议；

Pai Ming Shenzhen and ICZOOM WFOE signed the Exclusive Business Cooperation Agreement.

2.	拍明电子、芯领域和刘俊共同签署了一份独家购买权协议；

Pai Ming Shenzhen and ICZOOM WFOE signed the Exclusive Option Agreement.

3.	拍明电子、芯领域和刘俊共同签署了一份股权质押协议；

Pai Ming Shenzhen, ICZOOM WFOE and Jun Liu signed the Equity Interest Pledge Agreement.

4.	拍明电子、芯领域和刘俊共同签署了一份授权委托书；

Pai Ming Shenzhen, ICZOOM WFOE and Jun Liu signed the Power of Attorney.

5.	黄开美签署了一份同意函。

Kaimei Huang signed a Consent Letter.

现各方共同确认，自本确认函签署生效之日起，原VIE协议自动终止，各相关主体在原VIE协议项下的权利和义务全部终止。

Now, each of parties confirm that the Original VIE agreement shall be automatically terminated upon the effective date of execution of this agreement, and the rights and obligations of each of related entities under the Original VIE agreement shall be entirely terminated.

（以下无正文，为本确认函之签署页）

The remainder of this page intentionally left blank, only for signatures.

如果本协议英文版本与中文版本之间存在任何不一致之处，以中文版本为准。This Agreement is written and executed in English and Chinese. In case any discrepancy arises from the agreement and the interpretation hereof between the two versions, the Chinese version shall prevail.

[本页为VIE协议终止确认函签署页]

This page is the signature page of the VIE Termination Agreement

兹此为证，各方已使得经其授权的代表于文首所属日期签署本VIE协议终止确认函并即生效，以资遵守。

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives on the date first written above.

深圳拍明电子有限公司（盖章）

Shenzhen Pai Ming Electronics Co., Ltd. (seal)

签字：	/s Jun Liu/
Signature:
姓名：	刘俊
Name:	Jun Liu
职务：	法定代表人
Title:	Legal Representative

[本页为VIE协议终止确认函签署页]

This page is the signature page of the VIE Termination Agreement

兹此为证，各方已使得经其授权的代表于文首所属日期签署本VIE协议终止确认函并即生效，以资遵守。

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives on the date first written above.

芯领域（深圳）发展有限公司（盖章）

Components Zone (ShenZhen) Development Limited (seal)

签字：	/s/ Duanrong Liu
Signature:
姓名：	刘端蓉
Name:	Duanrong Liu
职务：	法定代表人
Title:	Legal Representative

[本页为VIE协议终止确认函签署页]

This page is the signature page of the VIE Termination Agreement

兹此为证，各方已使得经其授权的代表于文首所属日期签署本VIE协议终止确认函并即生效，以资遵守。

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives on the date first written above.

刘俊

Jun Liu

签字：	/s/ Jun Liu

Signature:	/s/ Jun Liu

[本页为VIE协议终止确认函签署页]

This page is the signature page of the VIE Termination Agreement

兹此为证，各方已使得经其授权的代表于文首所属日期签署本VIE协议终止确认函并即生效，以资遵守。

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives on the date first written above.

黄开美

Kaimei Huang

签字：	/s/ Kaimei Huang

Signature:	/s/ Kaimei Huang

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